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                                                                    EXHIBIT 10.1
                                                                    ------------

                 SUPPLEMENTAL SCHEDULE OF DIRECTOR WHO BECAME
                    A PARTY TO AN INDEMNIFICATION AGREEMENT
                            EFFECTIVE MAY 20, 1996


Signatory                                             Capacity
- ---------                                             --------

Leonard A. Schlesinger                                Director


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